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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               December 22, 1998
                               -----------------
                       (Date of earliest event reported)


                          BA Merchant Services, Inc.
                          --------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                            ----------------------
                (State or other jurisdiction of incorporation)


         1-12365                                    94-3252840
--------------------------              -----------------------------------
(Commission File Number)                (IRS Employer Identification No.)


          One South Van Ness Avenue, San Francisco, California 94103
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(Address of principal executive offices)                              (Zip Code)


                                (415) 241-3390
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             (Registrant's telephone number, including area code)


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.
         ------------

     On December 22, 1998, BA Merchant Services, Inc. ("BAMS") and BankAmerica Corporation ("BankAmerica") announced the signing of a definitive merger agreement (the "Agreement"). The Agreement provides that each share of Class A Common Stock of BAMS, other than shares owned directly or indirectly by BankAmerica or its affiliates, will be converted into the right to receive a cash payment equal to $20.50 per share, without interest (the "Merger"). Consummation of the Merger is subject to the receipt of the approval of the holders of a majority of the outstanding shares of common stock of BAMS and the satisfaction of certain other conditions. The Merger was approved by the Board of Directors of BAMS and BankAmerica. The transaction is expected to be completed by the end of the first quarter of 1999.

     BAMS and BankAmerica have entered into a Memorandum of Understanding with counsel to the plaintiffs in three separate cases filed in Delaware purportedly on behalf of holders of Class A Common Stock of BAMS. The Memorandum of Understanding sets forth terms for a proposed settlement of such cases. Any settlement is subject to final documentation and court approval. Neither BAMS nor BankAmerica admits any liability by entering into such Memorandum of Understanding.

     Attached as Exhibit 99.1, and incorporated herein by this reference, is a copy of a joint press release of BAMS and BankAmerica dated December 22, 1998 entitled "BankAmerica Corporation and BA Merchant Services, Inc. Sign Definitive Merger Agreement and Plan of Merger."

     Attached as Exhibit 99.2, and incorporated herein by this reference, is a copy of the Agreement and Plan of Merger, dated as of December 22, 1998, among BankAmerica, BAMS Acquisition Corporation, a Delaware corporation, and BAMS.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)  Financial statements of businesses acquired:
                    None.

         (b)  Pro forma financial information:
                    None.

         (c)  Exhibits:

              99.1  Press Release dated December 22, 1998.

              99.2 Agreement and Plan of Merger, dated as of December 22, 1998, among BankAmerica Corporation, BAMS Acquisition Corporation and BA Merchant Services, Inc.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BA MERCHANT SERVICES, INC.



                                        By        /s/ James H. Williams
                                             ________________________________
                                                      James H. Williams
                                                  Executive Vice President
                                                and Chief Financial Officer

Date:  December 23, 1998.

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                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

99.1                Press Release dated December 22, 1998.

99.2 Agreement and Plan of Merger, dated as of December 22, 1998, among BankAmerica Corporation, BAMS Acquisition Corporation and BA Merchant Services, Inc.

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